CERTIFICATIONS

I, Janet Tiebout Hanson, Chairman and President of The Milestone Funds (the "Fund"), certify that:

         1. The Form N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated:  February 6, 2004

                                                   /s/ JANET TIEBOUT HANSON
                                                   -----------------------------
                                                   Janet Tiebout Hanson,
                                                   Chairman and President







A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906,has been provided to Milestone Funds and will be retained by Milestone Funds and furnished to the Securities and Exchange Commission or its staff upon request.

                                                             EX. -99.906CERT(ii)

                                 CERTIFICATIONS

I, Jeffrey R. Hanson, Secretary of The Milestone Funds (the "Fund"), certify that:

         1. The Form N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated:  February 6, 2004




                                                 /s/ JEFFREY R. HANSON
                                                 ----------------------------
                                                 Jeffrey R. Hanson,
                                                 Secretary




A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906,has been provided to Milestone Funds and will be retained by Milestone Funds and furnished to the Securities and Exchange Commission or its staff upon request.